CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated April 6, 2010, relating to the consolidated financial statements of Specialty Contractors, Inc., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading “Experts” in such Prospectus.

/s/  LBB & Associates Ltd., LLP
LBB & Associates Ltd., LLP
Houston, Texas
April 9, 2010